                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 28, 2004

                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      DELAWARE                     000-21319                 04-3065140
(STATE OR OTHER JURISDIC-         (COMMISSION               (IRS EMPLOYER
 TION OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)

            67 SOUTH BEDFORD STREET, BURLINGTON, MASSACHUSETTS 01803
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

     99.1 Press Release dated April 28, 2004, entitled "Lightbridge Reports First Quarter 2004 Financial Results."


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 28, 2004, Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), announced its results of operations for the quarter ended March 31, 2004.

     A copy of the press release issued by Lightbridge on April 28, 2004, entitled "Lightbridge Reports First Quarter 2004 Financial Results" is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

                                   -----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LIGHTBRIDGE, INC.

                                 By: /s/ Harlan Plumley
                                     -------------------------------------------
                                     Harlan Plumley
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer

April 28, 2004